MASSMUTUAL SELECT FUNDS

Supplement dated May 8, 2009 to the

Prospectus dated April 1, 2009, revised as of May 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The following information pertains to the Diversified Growth Fund:

Effective May 7, 2009 (the “Termination Date”), the Diversified Growth Fund was dissolved pursuant to a Plan of Liquidation and Termination approved by the Board of Trustees of the Fund. Shareholders of the various classes of shares of the Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-09-03